Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2277

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-2

(the “Portfolio”)

Supplement to the Prospectus

Effective March 28, 2023, pursuant to authority granted under the Trust Agreement, the Sponsor and the Supervisor have determined to liquidate Signature Bank from your Portfolio and such securities will no longer be included therein. The proceeds from the liquidation will be distributed to the Unitholders on the next distribution date.

Supplement Dated: March 28, 2023